Financial Data
AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Six Months Ended

	6/30/20	06	6/30/20	05	% C	hg	6/30/20	06	6/30/20	05	% C	hg

Operating Revenues
Voice	$ 8,618		$ 5,760			49.6%	$17,340		$11,612			49.3%
Data	4,477		2,438			83.6%	8,919		4,829			84.7%
Directory	909		901			0.9%	1,810		1,806			0.2%
Other	1,806		1,218			48.3%	3,536		2,304			53.5%

Total Operating Revenues	15,810		10,317			53.2%	31,605		20,551			53.8%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,928		4,401			57.4%	14,056		8,789			59.9%
Selling, general and administrative	3,792		2,589			46.5%	7,776		5,054			53.9%
Depreciation and amortization	2,486		1,809			37.4%	4,978		3,634			37.0%

Total Operating Expenses	13,206		8,799			50.1%	26,810		17,477			53.4%

Operating Income	2,604		1,518			71.5%	4,795		3,074			56.0%

Interest Expense	472		349			35.2%	936		702			33.3%
Interest Income	95		100			-5.0%	180		209			-13.9%
Equity in Net Income of Affiliates	455		181			-	789		123			-
Other Income (Expense) - Net	15		34			-55.9%	26		81			-67.9%

Income Before Income Taxes	2,697		1,484			81.7%	4,854		2,785			74.3%
Income Taxes	889		484			83.7%	1,601		900			77.9%

Net Income	$ 1,808		$ 1,000			80.8%	$ 3,253		$ 1,885			72.6%

Basic Earnings Per Share:
Net Income	$ 0.47		$ 0.30			56.7%	$ 0.84		$ 0.57			47.4%
Weighted Average Common
Shares Outstanding (000,000)	3,886		3,302			17.7%	3,884		3,303			17.6%
Diluted Earnings Per Share:
Net Income	$ 0.46		$ 0.30			53.3%	$ 0.83		$ 0.57			45.6%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,905		3,312			17.9%	3,903		3,314			17.8%

Financial Data
AT&T Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Six Months Ended
Wireline	6/30/200	6	6/30/200	5%	Chg	6/30/200	6	6/30/200	5%	Chg

Segment Operating Revenues
Voice	$ 8,618	$ 5,760	49.6%	$ 17,340	$ 11,612	49.3%
Data	4,477	2,438	83.6%	8,919	4,829	84.7%
Other	1,655	1,059	56.3%	3,230	1,998	61.7%

Total Segment Operating Revenues	14,750	9,257	59.3%	29,489	18,439	59.9%

Segment Operating Expenses
Cost of sales	6,655	4,139	60.8%	13,511	8,262	63.5%
Selling, general and administrative	3,534	2,314	52.7%	7,235	4,484	61.4%
Depreciation and amortization	2,427	1,757	38.1%	4,857	3,530	37.6%

Total Segment Operating Expenses	12,616	8,210	53.7%	25,603	16,276	57.3%

Segment Income	$ 2,134	$ 1,047	-	$ 3,886	$ 2,163	79.7%

Cingular *

Segment Operating Revenues
Service revenues	$ 8,295	$ 7,719	7.5%	$ 16,300	$ 15,138	7.7%
Equipment sales	923	890	3.7%	1,898	1,700	11.6%

Total Segment Operating Revenues	9,218	8,609	7.1%	18,198	16,838	8.1%

Segment Operating Expenses
Cost of services and equipment sales	3,846	3,523	9.2%	7,493	6,962	7.6%
Selling, general and administrative	2,757	2,953	-6.6%	5,603	5,954	-5.9%
Depreciation and amortization	1,598	1,629	-1.9%	3,278	3,304	-0.8%

Total Segment Operating Expenses	8,201	8,105	1.2%	16,374	16,220	0.9%

Segment Operating Income	1,017	504	-	1,824	618	-
Other Income (Expense) - Net	(335)	(333)	-0.6%	(664)	(665)	0.2%

Segment Income (Loss)	$ 682	$ 171	-	$ 1,160	$ (47)	-

* Results reflect 100% of Cingular Wireless' actual results
Directory

Segment Operating Revenues	$ 925	$ 925	-	$ 1,848	$ 1,854	-0.3%

Segment Operating Expenses
Cost of sales	288	276	4.3%	576	556	3.6%
Selling, general and administrative	147	156	-5.8%	306	320	-4.4%
Depreciation and amortization	-	1	-	1	3	-66.7%

Total Segment Operating Expenses	435	433	0.5%	883	879	0.5%

Segment Operating Income	490	492	-0.4%	965	975	-1.0%
Equity in Net Income (Loss) of Affiliates	(6)	-	-	(11)	(1)	-

Segment Income	$ 484	$ 492	-1.6%	$ 954	$ 974	-2.1%

Other **

Segment Operating Revenues	$ 197	$ 178	10.7%	$ 400	$ 347	15.3%
Segment Operating Expenses	218	198	10.1%	457	410	11.5%

Segment Operating Income (Loss)	(21)	(20)	-5.0%	(57)	(63)	9.5%
Equity in Net Income of Affiliates	461	182	-	800	124	-

Segment Income	$ 440	$ 162	-	$ 743	$ 61	-

** Equity in Net Income of Affiliates includes our 60% proportionate share of Cingular's results

Financial Data
AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts

6/30/06 Unaudited	12/31/05

Assets
Current Assets
Cash and cash equivalents	$ 1,097	$ 1,224
Accounts receivable - net of allowances for
uncollectibles of $1,039 and $1,176	8,484	9,351
Prepaid expenses	1,144	1,029
Deferred income taxes	1,876	2,011
Other current assets	1,034	1,039

Total current assets	13,635	14,654

Property, plant and equipment - at cost	151,716	149,238
Less: accumulated depreciation and amortization	93,365	90,511

Property, Plant and Equipment - Net	58,351	58,727

Goodwill	13,433	14,055
Intangible Assets - Net	7,978	8,503
Investments in Equity Affiliates	2,147	2,031
Investments in and Advances to Cingular Wireless	32,656	31,404
Other Assets	16,150	16,258

Total Assets	$ 144,350	$ 145,632

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$ 3,314	$ 4,455
Accounts payable and accrued liabilities	15,472	17,088
Accrued taxes	2,955	2,586
Dividends payable	1,291	1,289

Total current liabilities	23,032	25,418

Long-Term Debt	27,159	26,115

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	14,886	15,713
Postemployment benefit obligation	18,461	18,133
Unamortized investment tax credits	195	209
Other noncurrent liabilities	5,148	5,354

Total deferred credits and other noncurrent liabilities	38,690	39,409

Stockholders' Equity
Common shares issued ($1 par value)	4,065	4,065
Capital in excess of par value	27,217	27,499
Retained earnings	29,771	29,106
Treasury shares (at cost)	(5,002)	(5,406)
Additional minimum pension liability adjustment	(218)	(218)
Accumulated other comprehensive income	(364)	(356)

Total stockholders' equity	55,469	54,690

Total Liabilities and Stockholders' Equity	$ 144,350	$ 145,632

Financial Data
AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Six Months Ended
	6/30/06	6/30/05

Operating Activities
Net income	$ 3,253	$ 1,885
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,978	3,634
Undistributed earnings from investments in equity affiliates	(752)	(87)
Provision for uncollectible accounts	320	413
Amortization of investment tax credits	(14)	(11)
Deferred income tax (benefit) expense	65	(264)
Net gain on sales of investments	(10)	(75)
Changes in operating assets and liabilities:
Accounts receivable	545	217
Other current assets	(84)	(14)
Accounts payable and accrued liabilities	(1,431)	(1,123)
Stock-based compensation tax benefit	(5)	(3)
Other - net	288	465

Total adjustments	3,900	3,152

Net Cash Provided by Operating Activities	7,153	5,037

Investing Activities
Construction and capital expenditures	(4,042)	(2,329)
Receipts from (investments in) affiliates - net	(717)	1,179
Maturities of held-to-maturity securities	3	98
Dispositions	55	86
Acquisitions	(115)	(169)
Proceeds from note repayment	-	37
Other	4	-

Net Cash Used in Investing Activities	(4,812)	(1,098)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1,020	(882)
Repayment of other short-term borrowings	(3)	-
Issuance of long-term debt	1,491	-
Repayment of long-term debt	(2,540)	(1,037)
Purchase of treasury shares	(148)	(235)
Issuance of treasury shares	236	298
Dividends paid	(2,581)	(2,130)
Stock-based compensation tax benefit	5	3
Other	52	-

Net Cash Used in Financing Activities	(2,468)	(3,983)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(127)	(44)
Net Cash Used in Operating Activities from Discontinued Operations	-	(310)

Net increase (decrease) in cash and cash equivalents	(127)	(354)
Cash and cash equivalents beginning of year	1,224	760

Cash and Cash Equivalents End of Period	$ 1,097	$ 406

Financial Data
AT&T Inc.
Supplementary Operating Data
Dollars in millions

Unaudited	Three Months Ended	Six Months Ended
	6/30/2006	6/30/2005	6/30/20	06	6/30/20	05

In-Region [1]
Total Consumer Retail Connections (000)
Retail Consumer Access Lines			25,990		27,144
Consumer DSL Lines			6,570		4,908
Video Subscribers [2]			533		404

Total Consumer Retail Connections (000)			33,093		32,456

Switched Access Lines (000)
Retail Consumer - Primary			22,310		23,036
Retail Consumer - Additional			3,680		4,108
Retail Business			17,282		17,513

Retail			43,272		44,657
Wholesale [3]			4,358		5,977
Coin [4]			281		398

Total Switched Access Lines (000)			47,911		51,032

Unbundled Loops (000)			1,640		1,526
DSL Lines in Service (000)			7,774		5,968
Net DSL Line Additions (000)	342	360	853		864
Video Subscribers (000) [2]			533		404
Net Video Subscriber Additions (000) [2]	42	10	76		81
Cingular Wireless [5,6]
Wireless Voice Customers (000)			57,308		51,442
Net Customer Additions (000)	1,498	952	3,177		2,319
M&A Activity, Partitioned Customers and Other Adjs.	-	140	(13)		(9)
POPs (000,000)			296		294

[1]	In-region represents access lines served by AT&T's incumbent local exchange companies.
[2]	Video Subscribers include sales under agency agreement with EchoStar.
[3]	Wholesale lines at 6-30-06 include approximately 1.39 million lines purchased by AT&T Corp.
[4]	Coin includes both retail and wholesale access lines.
[5]	Amounts represent 100% of the results from Cingular Wireless.
[6]	Prior year amounts restated to conform to current period reporting methodology.

Non-GAAP Financial Data
AT&T Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited
Three Months Ended	Six Months Ended

	6/30/06	6/30/05	% C	hg	6/30/06	6/30/05	% C	hg

Total Operating Revenues	$ 24,663	$ 18,721		31.7%	$ 49,056	$ 37,002		32.6%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	10,409	7,719		34.8%	20,802	15,364		35.4%
Selling, general and administrative	6,549	5,542		18.2%	13,379	11,008		21.5%
Depreciation and amortization	4,084	3,438		18.8%	8,256	6,938		19.0%

Total Operating Expenses	21,042	16,699		26.0%	42,437	33,310		27.4%

Operating Income	3,621	2,022		79.1%	6,619	3,692		79.3%

Interest Expense	695	586		18.6%	1,389	1,186		17.1%
Interest Income	23	29		-20.7%	45	65		-30.8%
Minority Interest	(358)	(111)		-	(550)	(40)		-
Equity in Net Income of Affiliates	131	94		39.4%	253	182		39.0%
Other Income (Expense) - Net	19	50		-62.0%	36	99		-63.6%

Income Before Income Taxes	2,741	1,498		83.0%	5,014	2,812		78.3%

Income Taxes	933	498		87.3%	1,761	927		90.0%

Net Income	$ 1,808	$ 1,000		80.8%	$ 3,253	$ 1,885		72.6%

As required by GAAP rules for joint ventures, AT&T reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of AT&T's majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to AT&T’s overall operations, AT&T provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to AT&T's Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information have been reclassified to conform to the current period's presentation.

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 6/30/06 Dollars in millions

Unaudited	Reported	Non-GAAP

	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 15,810	$ 9,218	$(365)		$ 24,663

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,928	3,846	(365)		10,409
Selling, general and administrative	3,792	2,757	-		6,549
Depreciation and amortization	2,486	1,598	-		4,084

Total Operating Expenses	13,206	8,201	(365)		21,042

Operating Income	2,604	1,017	-		3,621

Interest Expense	472	298	(75)		695
Interest Income	95	3	(75)		23
Minority Interest	(1)	(43)	(314)		(358)
Equity in Net Income of Affiliates	455	-	(324)		131
Other Income (Expense) - Net	16	3	-		19

Income Before Income Taxes	2,697	682	(638)		2,741

Income Taxes	889	142	(98)		933

Net Income	$ 1,808	$ 540	$(540)		$ 1,808

For the Three Months Ended 6/30/05 Dollars in millions

Unaudited	Reported	Non-GAAP

	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 10,317	$ 8,609	$(205)		$ 18,721

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,401	3,523	(205)		7,719
Selling, general and administrative	2,589	2,953	-		5,542
Depreciation and amortization	1,809	1,629	-		3,438

Total Operating Expenses	8,799	8,105	(205)		16,699

Operating Income	1,518	504	-		2,022

Interest Expense	349	326	(89)		586
Interest Income	100	18	(89)		29
Minority Interest	(1)	(41)	(69)		(111)
Equity in Net Income of Affiliates	181	1	(88)		94
Other Income (Expense) - Net	35	15	-		50

Income Before Income Taxes	1,484	171	(157)		1,498

Income Taxes	484	24	(10)		498

Net Income	$ 1,000	$ 147	$(147)		$ 1,000

Non-GAAP Financial Data Reconciliation
AT&T Inc.
Supplemental Consolidated Income Statements
For the Six Months Ended 6/30/06 Dollars in millions

Unaudited	Reported	Non-GAAP

	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 31,605	$ 18,198	$ (747)		$ 49,056

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	14,056	7,493	(747)		20,802
Selling, general and administrative	7,776	5,603	-		13,379
Depreciation and amortization	4,978	3,278	-		8,256

Total Operating Expenses	26,810	16,374	(747)		42,437

Operating Income	4,795	1,824	-		6,619

Interest Expense	936	595	(142)		1,389
Interest Income	180	7	(142)		45
Minority Interest	(2)	(84)	(464)		(550)
Equity in Net Income of Affiliates	789	-	(536)		253
Other Income (Expense) - Net	28	8	-		36

Income Before Income Taxes	4,854	1,160	(1,000)		5,014

Income Taxes	1,601	266	(106)		1,761

Net Income	$ 3,253	$ 894	$ (894)		$ 3,253

For the Six Months Ended 6/30/05 Dollars in millions

Unaudited	Reported	Non-GAAP

	AT&T	Cingular	Consolidat Adjustme	ing nts	Supplem Consolid	ental ated

Total Operating Revenues	$ 20,551	$ 16,838	$(387)		$ 37,002

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	8,789	6,962	(387)		15,364
Selling, general and administrative	5,054	5,954	-		11,008
Depreciation and amortization	3,634	3,304	-		6,938

Total Operating Expenses	17,477	16,220	(387)		33,310

Operating Income	3,074	618	-		3,692

Interest Expense	702	664	(180)		1,186
Interest Income	209	36	(180)		65
Minority Interest	(1)	(57)	18		(40)
Equity in Net Income of Affiliates	123	3	56		182
Other Income (Expense) - Net	82	17	-		99

Income (Loss) Before Income Taxes	2,785	(47)	74		2,812

Income Taxes	900	46	(19)		927

Net Income (Loss)	$ 1,885	$ (93)	$ 93		$ 1,885